Rydex Series Funds
702 King Farm Blvd., Suite 200
Rockville, Maryland 20850

RYDEX SERIES FUNDS

Guggenheim Event Driven and Distressed Strategies Fund

Supplement dated September 28, 2018 to the currently effective Summary Prospectuses, Statutory Prospectuses (collectively, the “Prospectuses”) and Statement of Additional Information (the “SAI”) for the Guggenheim Event Driven and Distressed Strategies Fund.

This supplement provides new and additional information beyond that contained in the Prospectuses and SAI and should be read in conjunction with the Prospectuses and SAI.

After careful consideration, at a meeting of the Board of Trustees (the “Board”) of Rydex Series Funds (the “Trust”) held on August 20, 2018, Security Investors, LLC, the investment adviser to the Guggenheim Event Driven and Distressed Strategies Fund (the “Fund”), recommended, and the Board approved, the closing and subsequent liquidation of the Fund (the “Liquidation”). In its determination to approve the Liquidation, the Board reviewed the Advisor’s recommendation, including information received from the Advisor regarding the Fund’s small asset base and low market demand, and determined the Liquidation is in the best interests of the Fund and its shareholders. Accordingly, the Fund is expected to cease operations, liquidate its assets, and distribute the liquidation proceeds to shareholders of record on or after October 30, 2018 (the “Liquidation Date”). The Fund will close to purchases by new shareholders on September 28, 2018 and to additional purchases by existing shareholders effective on or about October 23, 2018. The Liquidation may cause the Fund to increase its cash holdings and deviate from its investment objective, strategies, and investment policies as stated in the Fund’s Prospectuses and SAI.

Prior to the Liquidation Date, Fund shareholders may redeem (sell) or exchange their shares in the manner described in the Prospectuses under “Selling Fund Shares” and “Exchanging Fund Shares,” respectively. Effective immediately, any applicable contingent deferred sales charge (“CDSC”) will be waived for shareholders redeeming Class C shares of the Fund. Shareholders remaining in the Fund on the Liquidation Date may bear increased transaction costs incurred in connection with the disposition of the Fund’s portfolio holdings.

Shareholders who opened their accounts directly with the Fund’s transfer agent, MUFG Investor Services (US), LLC (or predecessor transfer agent, Rydex Fund Services, LLC) (the “Transfer Agent”), may contact the Transfer Agent at 800.820.0888 prior to the Liquidation Date to request that their liquidating cash distribution be reinvested in another Guggenheim Investments fund upon the liquidation of the Fund. Shareholders who opened their accounts through a broker or other financial intermediary should contact their financial intermediary to assist with the exchange of their Fund shares.

If no action is taken by a Fund shareholder prior to the Liquidation Date, the Fund will distribute to such shareholder, on or promptly after the Liquidation Date, a liquidating cash distribution equal to the net asset value of their shares as of the close of business on the Liquidation Date. The liquidating cash distribution to shareholders will be treated as payment in exchange for their shares. The liquidation of your shares may be treated as a taxable event. Shareholders should contact their tax adviser to discuss the income tax consequences of the liquidation.

Important Information for Retirement Plan Investors: Retirement plan investors should consult their tax advisers regarding the consequences of the receipt of a liquidating distribution or a redemption of Fund shares prior to the liquidation of the Fund. Upon the receipt of a distribution from the Fund, whether in the form of a redemption or liquidating cash distribution or exchange, retirement plan investors may have a limited time within which to reinvest the distribution proceeds to avoid adverse tax consequences.

Shareholders may contact Guggenheim Investments Client Services at 800.820.0888 with any questions regarding the Liquidation.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

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